UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2006-HE1
             (Exact name of registrant as specified in its charter)

            Delaware                  333-125485-33          41-1955181
(State or other jurisdiction of  (Commission File Number)   (IRS Employer
          incorporation)                                   Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 832-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT



SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        On March 30, 2006, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE1, pursuant to the Indenture, dated as of March 30, 2005, between GMACM Home Equity Loan Trust 2006-HE1, as issuer and JPMorgan Chase Bank, National Association., as Indenture Trustee (the "Indenture").

        The definitions of "Managed Amortization Event," "Servicing Termination Event" and "Servicing Trigger Event" as used in the Indenture have been amended.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(C).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        4.1 Appendix A to the Indenture, dated as of March 30, 2006, between GMACM Home Equity Loan Trust 2006-HE1, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RESIDENTIAL ASSET MORTGAGE
                                           PRODUCTS, INC.



                                           By:  /s/ Patricia C. Taylor
                                               Name:   Patricia C. Taylor
                                               Title:  Vice President



Dated: May 17, 2006

                                  Exhibit Index


Exhibit

        4.1 Appendix A to the Indenture, dated as of March 30, 2006, between GMACM Home Equity Loan Trust 2006-HE1, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.